                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM 8-K
                               _________________

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                 Date of Earliest Event Reported: June 3, 1997


                             TAURUS PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)



                 Colorado                              0-8835                        84-0736215
         (State or other jurisdiction          (Commission File Number)              (IRS Employer
       of incorporation or organization)                                           Identification No.)

                          2016 Main Street, Suite 109
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)

                                 (713) 650-0161
              (Registrant's telephone number, including area code)





________________________________________________________________________________

Item 4.  Changes in Registrant's Certifying Accountant

         On June 3, 1997, the firm of Simonton, Kutac & Barnidge L.L.P., certified public accountants of Houston, Texas, was engaged as Taurus
Petroleum, Inc.'s (the "Company's") principal independent accountant.   The
Company did not consult with Simonton, Kutac & Barnidge L.L.P. regarding the application of accounting principals to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no oral or written advice was provided that was an important factor considered by the Company in reaching its decision as to any accounting, auditing or financial reporting issue nor did the Company consult with Simonton, Kutac & Barnidge, L.L.P. regarding any matter that was the subject of a disagreement with the former accountant or a reportable event.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TAURUS PETROLEUM, INC.



Date: June 3, 1997                     By:  /s/ Stephen E. Fischer
                                          --------------------------------------
                                       Stephen E. Fischer, Chairman of the Board